UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 1, 2011

Environmental Infrastructure Holdings Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-124704	32-0294481
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Barr Harbor Drive, Ste. 400
West Conshohocken, PA  19428
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (866) 629-7646

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Environmental Infrastructure Holdings Corp has acquired 100% of the stock of Tower Turbines, Inc. Consideration paid for the sale consisted of 2 million common stock shares with a 1 year restriction period and a $50,000 3 year term note bearing 12% interest annually. Tower Turbines is focused on providing renewable, green power generation by developing and commercializing patentable processes using currently available technologies to capture energy from water flow in existing and new water towers.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1 Release dated June 1, 2011 announcing acquisition of Tower Turbines, Inc. previously filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2011	ENVIRONMENTAL INFRASTRUCTURE HOLDINGS CORP.

	By:	/s/ Michael D. Parrish
	Name:	Michael D. Parrish
	Title:	Chairman and Chief Executive Officer